PROMISSORY NOTE NO. 001 (FIXED RATE)

$7,513,268.00 March 31, 2025

For value received, the receipt and sufficiency of which are hereby acknowledged, Rust Constructors Inc. and The Leasing Corporation (collectively, jointly and severally the "Borrowers"), hereby promises to pay to the order of AQCF Titling Trust, an affiliate of Ansley Park Capital LLC (together with its successors and assigns, “Lender”), SEVEN MILLION FIVE HUNDRED THIRTEEN THOUSAND TWO HUNDRED SIXTY-EIGHT AND 00/100 DOLLARS ($7,513,268.00), or, if

less, the aggregate unpaid principal amount of the advances then having been made under the Agreement (as hereinafter defined), together with interest on the unpaid balance of such amount from the date of this Promissory Note at the Loan Rate or, under the circumstances contemplated by the Agreement, at the Default Rate. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

This Promissory Note is one of the Promissory Notes issued under the Loan and Security Agreement dated as of March 31, 2025, between Borrowers and Lender (said agreement, as the same shall be amended, restated or supplemented from time to time, being herein called the “Agreement”), to which reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Promissory Note shall have the respective meanings assigned to them in the Agreement. This Promissory Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Principal and interest due hereunder shall be payable as follows:

(a)
Interest only shall be payable for the period from the date of execution of this Note to March 31, 2025; payable on the last day of the Interest Period; at the Loan Rate or, under the circumstances contemplated by the Agreement, at the Default Rate.

(b)
Twenty-three consecutive quarterly installments of principal and interest (the “Principal and Interest Payments”), payable in arrears on the first day of each calendar quarter during the term hereof, commencing July 1, 2025 (each a “Payment Date”) as follows: 4 quarterly payments of $738,805.00, followed by 4 quarterly payments of $500,885.00 beginning on July 1, 2026 followed by 15 quarterly payments of $325,283.43 beginning on July 1, 2027, with payment in full of the remaining amount due of $325,283.43 on April 1, 2031 (the “Stated Maturity Date”).

(c)
If any payment due hereunder is not received within five (5) days of its due date, Borrower shall pay a late charge equal to five (5) percent of the amount in arrears.

As used herein, "Interest Period" means the period commencing on the date hereof and ending on the last day of the calendar quarter next succeeding the date hereof, and each subsequent calendar quarter thereafter; and “Loan Rate” shall mean 12.50% (twelve and one-half percent) per annum.

All payments shall be made in immediately available United States Dollars not later than 12:00 Noon, New York, New York time, on the day when due in lawful money of the United States of America by wire transfer of immediately available funds to: Ansley Park Capital LLC, Bank Name: Bank of America, ABA No. 026009593, Account No. 483094326472, Reference: 10.10030.001; or to such other account as Lender shall specify from time to time in writing. Unless payable earlier as provided in the Agreement, the outstanding principal and interest under this Promissory Note shall be immediately due and payable on April 1, 2031 (the “Stated Maturity Date”). This Promissory Note may not be prepaid except as and to the extent provided in the Agreement.

To the fullest extent permitted by Applicable Law, Borrowers waive: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, this Promissory Note or the other Loan Documents; (b) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

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Borrowers acknowledge that this Promissory Note is executed as part of a commercial transaction and that the proceeds of this Promissory Note will not be used for any personal or consumer purpose.

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In the event of a Default under the Agreement, upon declaration from Lender, then this Promissory Note shall be in default and the balance of the principal sum then due hereunder, together with all accrued interest thereon, immediately shall become due and payable without further notice, such further notice being expressly waived, and Borrowers shall be liable to the holder hereof for reasonable attorneys’ fees and costs of suit.

The remedies of Lender as provided herein and in the Agreement shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

It is the intention of the parties hereto to comply with the applicable usury laws. Accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Promissory Note or the Agreement, in no event shall this Promissory Note or the Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by Applicable Law. If any such excess interest is contracted for, charged or received under this Promissory Note or the Agreement, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Promissory Note or the Agreement on the principal balance shall exceed the maximum amount of interest permitted by Applicable Law, then in such event: (a) the provisions of this paragraph shall govern and control, (b) neither Borrowers nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by Applicable Law, (c) any such excess which may have been collected shall either be applied as a credit against the then unpaid principal balance or refunded to Borrower, at the option of Lender, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under Applicable Law as now or hereafter construed by the courts having jurisdiction thereof.

It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Promissory Note or the Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by Applicable Law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the Indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise by Lender in connection with such Obligations; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Lender to receive a greater interest per annum rate than is presently allowed by law, Borrowers agree that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest rate per annum allowed by the amended state law or the law of the United States of America (but not in excess of the Loan Rate (or, if applicable, the Default Rate) provided for herein).

This Promissory Note, the Agreement and all other documents related thereto, and the rights and obligations of the parties hereunder and thereunder, shall in all respects be governed by and construed in accordance with the internal laws of the State of New York (without regard to conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), including all matters of construction, validity and performance.

To the fullest extent permitted by law, the parties hereby unconditionally and irrevocably waive any claim to assert that the law of any jurisdiction, other than the State of New York, governs this Promissory Note, the Agreement or any of the other documents related thereto. Any legal action or proceeding with respect to this Promissory Note, Agreement or any related document, shall be brought exclusively in the courts of the State of New York located in the City of New York, or the federal courts for the Southern District of New York, and, by execution and delivery of this Promissory Note, the Agreement, each party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing herein shall limit the right of the Lender to commence any proceeding in the federal or state courts of any other jurisdiction to the extent the Lender determines that such action is necessary or appropriate to exercise its rights or remedies under the Promissory Note, Agreement and related documents. The parties hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any party may hereafter have to the bringing of any such action or proceeding in such jurisdictions.

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THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY CLAIM, CAUSE OF ACTION, SUIT, PROCEEDING OR COUNTERCLAIM BASED UPON OR ARISING OUT OF, IN CONNECTION WITH OR RELATING DIRECTLY OR INDIRECTLY TO THIS PROMISSORY NOTE, THE AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS OR SUBJECT MATTER CONTEMPLATED HEREBY OR THEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS).

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IN WITNESS WHEREOF, this Promissory Note No. 001 has been duly executed as of the date first written above.

BORROWER:

Rust Constructors Inc.

Title: Vice President, General Counsel and Secretary

The Leasing Corporation

By: Name:

Title: Executive Vice President, Chief Financial Officer, and Treasurer

PROMISSORY NOTE NO. 002 (FIXED RATE)

$7,486,732.00 March 31, 2025

For value received, the receipt and sufficiency of which are hereby acknowledged, Rust Constructors Inc. and The Leasing Corporation (collectively, jointly and severally the "Borrowers"), hereby promises to pay to the order of AQCF Titling Trust, an affiliate of Ansley Park Capital LLC (together with its successors and assigns, “Lender”), SEVEN MILLION FOUR HUNDRED EIGHTY-SIX THOUSAND SEVEN HUNDRED THIRTY-TWO AND 00/100 DOLLARS ($7,486,732.00),

or, if less, the aggregate unpaid principal amount of the advances then having been made under the Agreement (as hereinafter defined), together with interest on the unpaid balance of such amount from the date of this Promissory Note at the Loan Rate or, under the circumstances contemplated by the Agreement, at the Default Rate. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

This Promissory Note is one of the Promissory Notes issued under the Loan and Security Agreement dated as of March 31, 2025, between Borrowers and Lender (said agreement, as the same shall be amended, restated or supplemented from time to time, being herein called the “Agreement”), to which reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Promissory Note shall have the respective meanings assigned to them in the Agreement. This Promissory Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Principal and interest due hereunder shall be payable as follows:

(a)
Interest only shall be payable for the period from the date of execution of this Note to March 31, 2025; payable on the last day of the Interest Period; at the Loan Rate or, under the circumstances contemplated by the Agreement, at the Default Rate.

(b)
Twenty-three consecutive quarterly installments of principal and interest (the “Principal and Interest Payments”), payable in arrears on the first day of each calendar quarter during the term hereof, commencing July 1, 2025 (each a “Payment Date”) as follows: 4 quarterly payments of $736,195.00, followed by 4 quarterly payments of $499,116.00 beginning on July 1, 2026 followed by 15 quarterly payments of $324,134.78 beginning on July 1, 2027, with payment in full of the remaining amount due of $324,134.78 on April 1, 2031 (the “Stated Maturity Date”).

(c)
If any payment due hereunder is not received within five (5) days of its due date, Borrower shall pay a late charge equal to five (5) percent of the amount in arrears.

As used herein, "Interest Period" means the period commencing on the date hereof and ending on the last day of the calendar quarter next succeeding the date hereof, and each subsequent calendar quarter thereafter; and “Loan Rate” shall mean 12.50% (twelve and one-half percent) per annum.

All payments shall be made in immediately available United States Dollars not later than 12:00 Noon, New York, New York time, on the day when due in lawful money of the United States of America by wire transfer of immediately available funds to: Ansley Park Capital LLC, Bank Name: Bank of America, ABA No. 026009593, Account No. 483094326472, Reference: 10.10030.002; or to such other account as Lender shall specify from time to time in writing. Unless payable earlier as provided in the Agreement, the outstanding principal and interest under this Promissory Note shall be immediately due and payable on April 1, 2031 (the “Stated Maturity Date”). This Promissory Note may not be prepaid except as and to the extent provided in the Agreement.

To the fullest extent permitted by Applicable Law, Borrowers waive: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, this Promissory Note or the other Loan Documents; (b) all rights to notice and a hearing prior to Lender’s taking possession or control of, or to Lender’s replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Borrowers acknowledge that this Promissory Note is executed as part of a commercial transaction and that the proceeds of this Promissory Note will not be used for any personal or consumer purpose.

In the event of a Default under the Agreement, upon declaration from Lender, then this Promissory Note shall be in default and the balance of the principal sum then due hereunder, together with all accrued interest thereon, immediately shall become due and payable without further notice, such further notice being expressly waived, and Borrowers shall be liable to the holder hereof for reasonable attorneys’ fees and costs of suit.

The remedies of Lender as provided herein and in the Agreement shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

It is the intention of the parties hereto to comply with the applicable usury laws. Accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Promissory Note or the Agreement, in no event shall this Promissory Note or the Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by Applicable Law. If any such excess interest is contracted for, charged or received under this Promissory Note or the Agreement, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Promissory Note or the Agreement on the principal balance shall exceed the maximum amount of interest permitted by Applicable Law, then in such event: (a) the provisions of this paragraph shall govern and control, (b) neither Borrowers nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by Applicable Law, (c) any such excess which may have been collected shall either be applied as a credit against the then unpaid principal balance or refunded to Borrower, at the option of Lender, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under Applicable Law as now or hereafter construed by the courts having jurisdiction thereof.

It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Promissory Note or the Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by Applicable Law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the Indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise by Lender in connection with such Obligations; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Lender to receive a greater interest per annum rate than is presently allowed by law, Borrowers agree that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest rate per annum allowed by the amended state law or the law of the United States of America (but not in excess of the Loan Rate (or, if applicable, the Default Rate) provided for herein).

This Promissory Note, the Agreement and all other documents related thereto, and the rights and obligations of the parties hereunder and thereunder, shall in all respects be governed by and construed in accordance with the internal laws of the State of New York (without regard to conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), including all matters of construction, validity and performance.

To the fullest extent permitted by law, the parties hereby unconditionally and irrevocably waive any claim to assert that the law of any jurisdiction, other than the State of New York, governs this Promissory Note, the Agreement or any of the other documents related thereto. Any legal action or proceeding with respect to this Promissory Note, Agreement or any related document, shall be brought exclusively in the courts of the State of New York located in the City of New York, or the federal courts for the Southern District of New York, and, by execution and delivery of this Promissory Note, the Agreement, each party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing herein shall limit the right of the Lender to commence any proceeding in the federal or state courts of any other jurisdiction to the extent the Lender determines that such action is necessary or appropriate to exercise its rights or remedies under the Promissory Note, Agreement and related documents. The parties hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any party may hereafter have to the bringing of any such action or proceeding in such jurisdictions.

THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY CLAIM, CAUSE OF ACTION, SUIT, PROCEEDING OR COUNTERCLAIM BASED UPON OR ARISING OUT OF, IN CONNECTION WITH OR RELATING DIRECTLY OR INDIRECTLY TO THIS PROMISSORY NOTE, THE AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS OR SUBJECT MATTER CONTEMPLATED HEREBY OR THEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS).

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IN WITNESS WHEREOF, this Promissory Note No. 002 has been duly executed as of the date first written above.

BORROWER:

Rust Constructors Inc.

By:

Name:

Title: Vice President, General Counsel and Secretary

The Leasing Corporation

By:

Name:

Title: Executive Vice President, Chief Financial Officer, and Treasurer